Exhibit 10.1
SEVENTH AMENDMENT
Dated as of August 23, 2016
to
AMENDED AND RESTATED INDENTURE
AND SERVICING AGREEMENT
Dated as of October 1, 2010
by and among
SIERRA TIMESHARE CONDUIT RECEIVABLES FUNDING II, LLC,
as Issuer
and
WYNDHAM CONSUMER FINANCE, INC.,
as Servicer
and
WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Trustee
and
U.S. BANK NATIONAL ASSOCIATION,
as Collateral Agent

SEVENTH AMENDMENT
to
AMENDED AND RESTATED INDENTURE AND SERVICING AGREEMENT
THIS SEVENTH AMENDMENT dated as of August 23, 2016 (this “Amendment”) amends that AMENDED AND RESTATED INDENTURE AND SERVICING AGREEMENT dated as of October 1, 2010, as amended by that First Amendment dated as of June 28, 2011, that Second Amendment dated as of May 17, 2012, that Third Amendment dated as of August 30, 2012, that Fourth Amendment dated as of August 29, 2013, that Fifth Amendment dated as of August 28, 2014, and that Sixth Amendment dated as of August 27, 2015 (the Amended and Restated Indenture and Servicing Agreement together with the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment and the Sixth Amendment thereto, the “Original Indenture”) and both this Amendment and the Original Indenture are by and among SIERRA TIMESHARE CONDUIT RECEIVABLES FUNDING II, LLC, a limited liability company organized under the laws of the State of Delaware, as issuer, WYNDHAM CONSUMER FINANCE, INC., a Delaware corporation, as servicer, WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as trustee and U.S. BANK NATIONAL ASSOCIATION, a national banking association, as collateral agent.
RECITALS
WHEREAS, the Issuer, the Servicer, the Trustee and the Collateral Agent desire to amend the Original Indenture as provided herein.
WHEREAS, in accordance with (x) Section 15.1(b) of the Original Indenture, upon the Amendment Effective Date (as defined herein) the Required Facility Investors have consented to such amendment of the Original Indenture, (y) Section 15.1(g) of the Original Indenture, each Funding Agent and each Non-Conduit Committed Purchaser has consented to such amendment of the Original Indenture and (z) Section 15.16 of the Original Indenture, the Deal Agent has consented to such amendment of the Original Indenture.
WHEREAS, capitalized terms used in this Amendment and not otherwise defined herein or amended hereby shall have the meanings assigned to such terms in the Original Indenture.
NOW THEREFORE, in consideration of the mutual agreements herein contained, each party agrees as follows for the benefit of the other parties and for the benefit of the Noteholders.
SECTION 1.Amendment to Definitions.     The definition of each of the following terms contained in Section 1.1 of the Original Indenture is hereby amended and restated to read in its entirety as follows:
“Advance Rate” shall mean,

(i)    prior to but excluding the October 2010 Payment Date, 51%;

(ii)    as of the October 2010 Payment Date to but excluding June 28, 2011, 51.5%

(iii)    as of June 28, 2011 to but excluding the August 2012 Amendment Effective Date, 52%;

(iv)    as of August 30, 2012 to but excluding the August 2013 Amendment Effective Date, 58%;
(v)    as of the August 2013 Amendment Effective Date to but excluding the August 2016 Amendment Effective Date, 58.5%; and
(vi)    as of the August 2016 Amendment Effective Date and thereafter, 59.5%; provided, however, that if as of any Payment Date the Three Month Rolling Average Loss to Liquidation Ratio exceeds 16.5%, then on such Payment Date and thereafter the Advance Rate will equal 55%; provided further that on any subsequent Payment Date that is the third consecutive Payment Date for which the Three Month Rolling Average Loss to Liquidation Ratio is less than 16.0%, the Advance Rate will return to 59.5%.
“Large Loans Excess Amount” shall mean, on any date, the sum of (a) the combined amount of the Loan Balances on such date of all Pledged Loans which have a Loan Balance on such date greater than $100,000 plus (b) the amount by which (i) the combined amount of the Loan Balances on such date of all Pledged Loans which have a Loan Balance on such date of $75,000 or more (but not more than $100,000) on such date exceeds (ii) (A) if the weighted average FICO Score for all Pledged Loans which have a Loan Balance on such date of $75,000 or more (but not more than $100,000) is 700 or greater, fifteen percent (15%) of the Adjusted Loan Balance on such date or (B) if the weighted average FICO Score for all Pledged Loans which have a Loan Balance on such date of $75,000 or more (but not more than $100,000) is less than 700, five percent (5.0%) of the Adjusted Loan Balance on such date.
“Maturity Date” shall mean the August 2034 Payment Date.

SECTION 2.    Addition of Definitions. Section 1.1 of the Original Indenture is hereby amended by adding the following definition thereto in the appropriate alphabetical order:
“August 2016 Amendment Effective Date” shall mean August 23, 2016.

SECTION 3.    No Other Amendments. Except as expressly amended, modified and supplemented hereby, the provisions of the Original Indenture are and shall remain in full force and effect.

SECTION 4.    FATCA. For purposes of determining withholding taxes imposed under the Foreign Account Tax Compliance Act, as contained in Sections 1471 through 1474 of the Code, from and after the effective date of this Amendment, the Issuer shall treat, and hereby authorizes the Trustee to treat, the Notes as not qualifying as a "grandfathered obligation" within the meaning of Treasury Regulation section 1.1471-2(b)(2)(i).
SECTION 5.    Governing Law. This Amendment is governed by and shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.
SECTION 6.    Counterparts. This Amendment may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.
SECTION 7.    Headings. The headings herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.
SECTION 8.     Effectiveness. This Amendment shall be effective upon the date (the “Amendment Effective Date”) that is the later of (i) the date hereof and (ii) the first date on which each of the following conditions precedent shall have been satisfied:
(a)    This Amendment shall have been executed and delivered by each of the parties hereto;
(b)    The Trustee shall have received the written consent of the Required Facility Investors, each Funding Agent, each Non-Conduit Committed Purchaser and the Deal Agent to this Amendment;
(c)    The Trustee shall have received any Opinions of Counsel required by the Trustee to be delivered to the Trustee; and
(d)    The Seventh Amendment to the Note Purchase Agreement dated as of August 23, 2016 shall have been executed and delivered by each party thereto.

IN WITNESS WHEREOF, Issuer, the Servicer, the Trustee and the Collateral Agent have caused this Indenture to be duly executed by their respective officers as of the day and year first above written.

SIERRA TIMESHARE CONDUIT RECEIVABLES FUNDING II, LLC,
as Issuer

By: /s/ Joseph M. Hollingshead
Name: Joseph M. Hollingshead
Title: President

WYNDHAM CONSUMER FINANCE, INC.,
as Servicer

By: /s/ Joseph M. Hollingshead	Name: Joseph M. Hollingshead Title: President

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Trustee

By: /s/ Jennifer C. Westberg
Name: Jennifer C. Westberg
Title: Vice President

U.S. BANK NATIONAL ASSOCIATION, as
as Collateral Agent

By: /s/ Tamara Schultz-Fugh	Name: Tamara Schultz-Fugh Title: Vice President

[Seventh Amendment – 2008-A Indenture]